Virtus Mid-Cap Value Fund,

a series of Virtus Equity Trust

Supplement dated November 12, 2014 to the Summary Prospectus and Statutory Prospectus dated July 29, 2014,

and the Statement of Additional Information dated July 29, 2014

Important Notice to Investors

Effective November 12, 2014, the fund’s name will be changed to Virtus Contrarian Value Fund.

Also, effective January 23, 2015, the fund’s principal investment strategies will be revised to remove the requirement that the fund invest at least 80% of its assets in securities of medium market capitalization companies.

Accordingly, the following changes will be effective on January 23, 2015:

The disclosure under “Principal Investment Strategies” in the fund’s summary prospectus and summary section of the statutory prospectus will be revised to read:

Using a contrarian investment approach, the subadviser searches for successful business segments buried in distressed or restructuring companies. The subadviser targets established companies that, based on independent research, are believed to offer promising future growth prospects. Extensive valuation and security analysis provides the basis for construction of a concentrated portfolio designed to have low turnover.

The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

The first paragraph under “Principal Investment Strategies” on page 54 of the statutory prospectus will be removed and the following disclosure will be added to the existing second paragraph:

Extensive valuation and security analysis provides the basis for construction of a concentrated portfolio designed to have low turnover. The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

Under “More Information About Risks Related to Principal Investment Strategies, in the column for Virtus Mid-Cap Value Fund, an “x” will be placed in the row “Large Market Capitalization Companies.”

Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.

VET 8019/MCVName&StratChanges (11/2014)